Exhibit 99.1



                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Creative Host Services, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Sayed Ali, President, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2003                              /S/ Sayed Ali
                                                ----------------------------
                                                Sayed Ali, President and
                                                Chief Executive Officer




[A signed original of this written statement required by Section 906 has been provided to Creative Host Services, Inc. and will be retained by Creative Host Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]